Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTON 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gundle/SLT Environmental, Inc., (the “Company”) on Form 10-Q for the period ending March 31, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ernest C. English, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2007	By:	/s/ Ernest C. English
Ernest C. English
Vice President & Chief Financial Officer

A signed original of this written statement, required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.